Natural and Eco-friendly Crop Protection



SAVE FOODS

David Palach
Save Foods Inc. CEO
david@savefoods.co

www.savefoods.co

Forward-Looking Statements

This free writing prospectus contains forward-looking statements. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expression or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses the potential of its products, its strategy, market potential for its products and future growth. Forward-looking statements are not historical facts, and are based upon management's current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management's expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, risks associated with the Company's need to raise additional capital to execute on its business plan, limited operating history and expectation to incur losses for the foreseeable future, to adequately protect the technology, dependence on several key executives and on its consultants, ability to identify, negotiate and successfully implement strategic partnering relationships, ability to obtain required regulatory approvals, competition with companies, some of which have greater resources and experience in developing software, and the limited public trading market for the Company's common stock which may never develop into an active market.

For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company's reports filed from time to time with the SEC, including, but not limited to, the risks detailed in the Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no interference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

SAVE FOODS

Save Foods Introduction

Save Foods reduces waste by extending shelf life of fresh produce while enhancing product freshness which drives revenues along the food chain with seamless implementation.

Save Foods natural ingredients protect fresh produce from microbial spoilage and foodborne pathogens with ZERO toxicity

644M tons

42% Fruit & Vegetable **loss and waste** globally along the value chain every year

$90B

cost of foodborne pathogens annually



SAVE FOODS

Save Foods at a Glance

2018
Reestablished

13
5 Granted
1 Allowed
7 Pending

4
Active in
4 Regions

9
Trials with
Commercial
Partners

100k
Tons of
Fruit
Treated

1.5B
Post-harvest
Market

50%
Waste
Reduction

International Partners

SiCar Farms

Sharon Fruit

Cuties

PlanetAgro

2BFresh

"Trademarks are the property of their respective owners."

SAVE FOODS

Strong Management Team with Proven Track Records



Amitai Weiss

Chairman of the board

- D&O in Several public companies on TASE
- Held senior management positions in the Israeli banking system
- B.A economics, M.B.A., LL.B



David Palach

CEO

- Intel Israel
  - Business development Israel and Europe
  - Factory controller
- CPA US (not active)



Vered Raz Avayo

CFO

- CFO of Leviev group
- Director in several public companies
- CPA and BA in Accounting and Finance



Dan Sztybel

CEO Israeli Subsidiary

- Life sciences and healthcare advisory, EY Israel
- Evogen
- MSc Molecular biology, Bar-Ilan University



Art Dawson

PhD, US Business Manager

- GM Decco WW
- VP postharvest fungicides of Ecogen, Inc.
- Sunkist Growers, Inc.
- Dole Fresh, Inc.
- Ph.D. in Plant Physiology, UC Riverside
- License as a pest control advisor in California



Neta Matis

PhD, VP R&D

- Virdia Inc.
- PhD in Chemistry, Tel Aviv University
- MBA, Tel Aviv University

SAVE FOODS

Save Foods Addresses Market Demands


Food Retailers
(Shelf Life and Revenue)
Regulators
(Safety)
Consumers
(Sustainability and Health)
SAVE FOODS

Consumers Demanding Healthier and Sustainable Produce

- Increase in zero waste and circular economy mentality
- Demand for healthy and natural products (organic)
- Demand for exotic fruits from remote locations
  - *Requires extended shelf life during shipment*
- Rising awareness regarding hazardous post-harvest treatments



SAVE FOODS

Supermarkets Moving Towards Zero Waste

- **10%** of vegetables and **12%** of fruits are wasted at the retail level in the United States
- The U.S. retail food sector alone generates **$18 billion** a year in lost value (food waste)



Sources
https://www.questrmg.com/2019/08/08/food-waste-statistics-the-reality-of-food-waste/
https://www.washingtonpost.com/news/wonk/wp/2012/08/22/how-food-actually-gets-wasted-in-the-united-states/
https://www.refed.com/downloads/Retail_Guide_Web.pdf

SAVE FOODS

Hazardous Chemical "OUT"

- 'Maximum Residue Levels' (MRLs) of pesticides are strictly monitored
- Hazardous residues lead to long-term health and environmental concerns
- Food Waste & Food Safety must be addressed

U.S. FOOD & DRUG ADMINISTRATION

FDA FOOD SAFETY MODERNIZATION ACT

SAFER CHOICE Meets U.S. EPA Safer Product Standards

European Food Safety Authority

"Trademarks are the property of their respective owners."


SavePROTECT
ORGANIC ACID BLEND
SAVE FOODS
PeroStar





Save Foods in action

Our products, SavePROTECT and PeroStar, are diluted in water and applied with the existing equipment of the packing house (e.g. sprayer, water tank, fogger)

FDA GRAS GENERALLY RECOGNIZED AS SAFE

SAVE FOODS

With Save Foods - Fresher For Longer



Current Treatment



Save Foods Treatment



Current Treatment



Save Foods Treatment



Current Treatment



Save Foods Treatment

SAVE FOODS

Save Foods Immediate Value – Case Study

Lime packing house supply leading food retailer in US and EU – 21 days shelf life

WITHOUT

$ 138 Lost Value
per ton



WITH SAVE FOODS

Up To $ 126 Additional Profit
per ton

	Without	With Save Foods
Average price per ton lime	$3000	
% Decay at retail level	4.60%	0.40%
Loss per ton	$138	$12
Income per ton	$2862	$2988



Additional 4% profit with NO COST



90%
Less decay

SAVE FOODS

Save Foods Natural Produce Treatments

Safe and Organic Formulation Which Significantly Extends Shelf Life

PROPRIETARY BLEND OF FOOD ACIDS

- Food acids recognized as safe (GRAS) by FDA
- Reduces bacterial and fungal decay

MULTIPURPOSE AND HOLISTIC

- Cleans, sanitizes and controls pathogens on fresh produce (FDA compliant)
- Reduced food loss across the value chain
- Allows ready-to-eat classification



COMBINATION WITH SANITIZERS AND FUNGICIDES CREATES SYNERGISTIC EFFECT

- Safer alternative with optimal results
- Significant reduction of waste

NO TOXICOLOGICAL RESIDUES

- Superior solution for organic crops (OMRI compliant)

SAVE FOODS

Why we are different
Key Barrier To Entry

- Shorter time to market
- Green product with NO toxicological residues
- Addressing both Food Waste and Food Safety at the same time
- Eco-friendly
- Play a role in reducing carbon footprint



SAVE FOODS

$2.3B Post-Harvest Treatment Market in 2026



$2.50
$2.00
$1.50
$1.00
$0.50
$-
$ B
6.5%
CAGR
2019
2026

Sources:
https://www.marketsandmarkets.com/Market-Reports/post-harvest-treatment-market-256316169.html?gclid=Cj0KCQiAzZL-BRDnARIsAPCJs72pX5hoXNUu93PcAsWrclUeFP-qol-TBDH5A07BqatwTgPXCEISswkaAs1dEALw_wcB
https://www.industryarc.com/Research/Post-harvest-Treatment-Market-Research-504458#:~:text=Post%2DHarvest%20Treatment%20Market%20size,of%20different%20fruits%20and%20vegetables.
https://www.verifiedmarketresearch.com/product/post-harvest-treatment-market/

Push-Pull Market Penetration Strategy

- Create brand awareness with packing houses, distributors and food retailers
- Channel partnerships with post-harvest service companies
- Collaborate with large players to take advantage of synergies created



Brand awareness for shelf life extension
SAVE FOODS
Direct and OEM sales to answer retailer demand
SERVICE PROVIDER
RETAILERS AND DISTRIBUTORS
PACKING HOUSES
Dictate the type of treatments

SAVE FOODS

Testimonials

"We received very good feedback from a leading US food retailer….limes treated with Save Foods ***extended produce shelf life by at least 5 days***….they have increased their purchase volume by 25%….we are adding equipment to replicate this in the rest of our packing houses."

- **SICARFARMS, MEXICO (Lime producer)**

"Leading market player has commercialized Save Foods formulation as its ***own*** (branded) "green treatment" proving Save Foods' superiority and effectiveness."

- **LEADING MARKET PLAYER (Post-harvest service provider)**

SAVE FOODS

Moving from Successful Pilots to Sales

Production in US and Israel

2020

- 3 packing houses
- 9 commercial evaluations
- 1 food retailer evaluation
- 1 service provider local agreement

2021

- Several packing house users
- A number of food retailer evaluations
- Multiple commercial evaluations

SAVE FOODS

Immediate Market in Selected Countries
85 M tons out of 686M tons for selected produces

The company is focusing first on the following selected produce with a total world production of 686 million tons:

- Lettuce, bell pepper, mango, apples, pears, avocado, citrus fruit, papaya, tomato, banana

Save Foods will start in five selected countries which have a production of 85 million tons in total:

- US, Mexico, Spain, Italy, Israel



World Production (Million Tons)
Production in the first 5 targeted countries (Million tons):
US, Mexico, Spain, Italy, Israel
200M Ton
100M Ton

Recent Industry Activity
$26.1 billion raised in 2020

Company	Activity	Deal	Date
Apeel Sciences	Edible coating to extend shelf life	$250M investment at >$1B valuation	5/2020
Zymergen	Safer crop protection and pest control using biofactured natural products	$300M investment	9/2020
GreenLight Biosciences	RNA based pest control reducing the use of toxic pesticides	$102M investment	6/2020
Provivi	sustainable and safer pest control based on pheromones	$45.5M investment	12/2020
Enko Chem	Using AI to develop green insecticides, fungicides, and herbicides	$45 investment	6/2020
PeroxyChem	Supplier of oxidative solutions based on hydrogen peroxide, peracetic acid and persulfates - environmentally friendly disinfectants	Acquisition for $640M by Evonik	2/2020

Sources
https://research.agfunder.com/2021/2021-agfunder-global-report-final.pdf
https://corporate.evonik.com/en/media/press-releases/corporate/evonik-successfully-closes-acquisition-of-peroxychem-122808.html

SAVE FOODS

Publicly Traded Comparable

Company	Symbol	Market Cap ($mm)	Revenue CY 2020 ($mm)	Revenue CY 2021E ($mm)	Net Income CY 2020 ($mm)	Net Income CY 2021 ($mm)	P/S CY 2020	P/E CY 2020
PURE Bioscience, Inc.	OTC: PURE	$43	$9	-	$1	-	4.9x	41.9 x
China Green Agriculture, Inc.	Nasdaq: CGA	$104	$241	-	-	-	0.4x	-
AgroFresh Solutions, Inc.	Nasdaq: AGFS	$117	$158	$165	-	-	0.7x	-
Marrone Bio Innovations, Inc.	Nasdaq: MBII	$237	$38	$50	-	-	6.2x	-
American Vanguard Corporation	Nasdaq: AVD	$547	$459	$516	$15	$23	1.2x	35.9 x
Zymergen Inc.	Nasdaq: ZY	$3,510	$13	$27	-	-	264.3x*	-
						Mean	**2.7x**	**38.3x**
						Median	**1.2x**	**38.3x**
Save Foods, Inc.	Nasdaq: SVFD	**$30.4**	**$0.23**	-	-	-	-	-

***Excluded outlier**

The source is based on data compiled and published by S&P Capital IQ on June 6, 2021, available at https://www.capitaliq.com/ .The data has not been independently verified.

SAVE FOODS

Capitalization Table

Common Stock Outstanding (*as of May 18th, 2021*)	2,764,551
Options (WAEP: $3.37)	206,862
Warrants (WAEP: $8.40)	129,984
Fully Diluted Shares Outstanding	**3,101,397**

SAVE FOODS

Key Investment Considerations

A Game Changer in Waste Reduction - Long-Lasting Fresh Produce

Barrier to entry

Only product to combine efficiently safety and shelf life

Comply with regulatory new trends

Growth stage Agri-Food Tech company

Fast moving from successful pilots to commercialization

Extends Shelf Life

More revenues

From Field to Fork

Multi-purpose and eco-friendly

Rapid Value creation

Up-listing to Nasdaq and public market financing to an expanded investor base

SAVE FOODS

Thank you

David Palach
Save Foods Inc. CEO
david@savefoods.co

SAVE FOODS

www.savefoods.co